As filed with the Securities and Exchange Commission on November 2, 2007

Registration No. 333-147085

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Constellation Energy Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	1311	11-3742489
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

111 Market Place

Baltimore, Maryland 21202

(410) 468-3500

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Felix J. Dawson

Chief Executive Officer

Constellation Energy Partners LLC

111 Market Place

Baltimore, Maryland 21202

(410) 468-3500

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

G. Michael O’Leary

Andrews Kurth LLP

600 Travis, Suite 4200

Houston, Texas 77002

(713) 220-4200

Approximate date of commencement of proposed sale to the public:  As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 1 to the Registration Statement on Form S-1 (File No. 333-147085) of Constellation Energy Partners LLC is being filed solely to amend Item 16(a) of Part II thereof and to transmit certain exhibits thereto. This Amendment No. 1 does not modify any provision of the Prospectus constituting Part I or Items 13, 14, 15, 16(b) or 17 of Part II of the Registration Statement. Accordingly, the Prospectus and those Items of Part II have not been included in this Amendment No. 1.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules.

Exhibit Number	Description

2.1

–  Purchase and Sale Agreement, dated as of March 8, 2007, between EnergyQuest Resources, L.P., Oklahoma Processing EQR, LLC and Constellation Energy Partners, LLC (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on April 24, 2007).

2.2

–  Purchase and Sale Agreement, dated as of March 8, 2007, between EnergyQuest Resources, L.P., Oklahoma Processing EQR, LLC, Kansas Production EQR, LLC and Kansas Processing EQR, LLC and Constellation Energy Partners LLC (incorporated herein by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on April 24, 2007).

2.3

–  Agreement of Merger dated as of July 12, 2007, among AMVEST Osage, Inc., AMVEST Oil & Gas, Inc. and CEP Mid-Continent LLC, f/k/a CEP Cherokee Basin LLC (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on July 26, 2007).

2.4

–  Purchase and Sale Agreement dated as of August 2, 2007, between Newfield Exploration Mid-Continent Inc. and Constellation Energy Partners LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on September 26, 2007).

2.5

–  Nominee Agreement, dated as of September 21, 2007, by and between Newfield Exploration Mid-Continent Inc. and CEP Mid-Continent LLC (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on September 26, 2007).

3.1

–  Certificate of Formation of Constellation Energy Partners LLC, as amended (incorporated by reference to Exhibit 3.1 to the Annual Report on Form 10-K filed by Constellation Energy Partners LLC on March 12, 2007).

3.2

–  Second Amended and Restated Operating Agreement of Constellation Energy Partners LLC (incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on November 28, 2006).

3.3

–  Amendment No. 1 to Second Amended and Restated Operating Agreement of Constellation Energy Partners LLC (incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on April 24, 2007).

3.4

–  Amendment No. 2 to Second Amended and Restated Operating Agreement of Constellation Energy Partners LLC dated July 25, 2007. (incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on July 26, 2007).

3.5

–  Amendment No. 3 to Second Amended and Restated Operating Agreement of Constellation Energy Partners LLC dated September 21, 2007 (incorporated by reference to Exhibit 3.5 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on September 26, 2007).

4.1

–  Registration Rights Agreement, dated as of April 23, 2007, by and between Constellation Energy Partners LLC and the Purchasers named therein (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on April 24, 2007).

4.2

–  Registration Rights Agreement, dated July 25, 2007, by and between Constellation Energy Partners LLC and the purchasers named therein. (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on July 26, 2007).

Exhibit Number	Description

4.3

–  Registration Rights Agreement, dated September 21, 2007, by and between Constellation Energy Partners LLC and the purchasers named therein (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on September 26, 2007)

5.1*	– Opinion of Andrews Kurth LLP as to the legality of the securities being registered.

8.1*	– Opinion of Andrews Kurth LLP relating to tax matters.

10.1

–  Credit Agreement dated as of October 31, 2006 by and among Constellation Energy Partners LLC, as borrower, The Royal Bank of Scotland plc, as administrative agent, RBS Securities Corporation, as lead manager and sole bookrunner, and the lenders from time to time party thereto (incorporated herein by reference to Exhibit 10.1 to Amendment No. 4 to the Registration Statement on Form S-1 (File No. 333-134995) filed by Constellation Energy Partners LLC on November 2, 2006 (“Amendment No. 4”)).

10.2

–  Form of Management Services Agreement by and between Constellation Energy Partners LLC and Constellation Energy Partners Management, LLC (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on November 28, 2006).

10.3

–  Form of Omnibus Agreement by and among Constellation Energy Partners LLC, Constellation Energy Commodities Group, Inc., Robinson’s Bend II Production, LLC, Robinson’s Bend II Operating, LLC and Robinson’s Bend II Marketing, LLC (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on November 28, 2006).

10.4

–  Net Overriding Royalty Conveyance dated November 22, 1993 but effective as of October 1, 1993, from, pursuant to Part I thereof, Velasco Gas Company, L.P. and Torch Energy Advisors Incorporated and, pursuant to Part II thereof, from Torch Energy Advisors Incorporated to the Torch Energy Royalty Trust (incorporated herein by reference to Exhibit 10.4 to Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-134995) filed by Constellation Energy Partners LLC on September 29, 2006 (“Amendment No. 2”)).

10.5

–  Oil and Gas Purchase Agreement dated October 1, 1993 by and between Torch Energy Marketing, Inc., Torch Royalty Company and Velasco Gas Co. Ltd. (incorporated herein by reference to Exhibit 10.5 to Amendment No. 2).

10.6	– Letter agreement dated June 13, 2005 by and between Robinson’s Bend II Marketing, LLC and Torch Energy TM, Inc. (incorporated herein by reference to Exhibit 10.6 to Amendment No. 2).

10.7

–  International Swap Dealers Association, Inc. Master Agreement and Schedule, dated as of June 16, 2006, between The Royal Bank of Scotland, plc and Constellation Energy Resources LLC (incorporated herein by reference to Exhibit 10.7 to Amendment No. 2).

10.8

–  Confirmation, dated June 28, 2006, effective June 20, 2006, between The Royal Bank of Scotland, plc and Constellation Energy Resources LLC (incorporated herein by reference to Exhibit 10.8 to Amendment No. 2).

10.9

–  Asset Purchase and Sale Agreement dated May 12, 2005 by and between RB Marketing Company LLC, Robinson’s Bend Operating Company LLC and CBM Equity IV, LLC (incorporated herein by reference to Exhibit 10.9 to Amendment No. 2).

10.10

–  Letter agreement dated October 24, 2006 by and between The Investment Company LLC, Constellation Energy Resources LLC and Robinson’s Bend Production II, LLC (incorporated herein by reference to Exhibit 10.10 to Amendment No. 4).

10.11

–  Form of Trademark License Agreement by and between Constellation Energy Group, Inc. and Constellation Energy Partners LLC (incorporated herein by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on November 28, 2006).

Exhibit Number	Description

10.12

–  Form of Constellation Energy Partners LLC Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on November 20, 2006).

10.13

–  Class E Unit and Common Unit Purchase Agreement, dated as of March 8, 2007, by and among Constellation Energy Partners LLC and the Purchasers named therein (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on April 24, 2007).

10.14

–  First Amendment to Credit Agreement, dated as of April 4, 2007, by and among Constellation Energy Partners LLC and the Lenders signatory thereto (incorporated herein by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q filed by Constellation Energy Partners LLC on May 10, 2007).

10.15

–  Class F Unit and Common Unit Purchase Agreement, dated July 12, 2007, by and between Constellation Energy Partners LLC and the purchasers named therein. (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on July 26, 2007).

10.16

–  Common Unit Purchase Agreement, dated August 2, 2007, by and between Constellation Energy Partners LLC and the purchasers named therein (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on September 26, 2007).

21.1*	– List of subsidiaries of Constellation Energy Partners LLC.

23.1*	– Consent of PricewaterhouseCoopers LLP.

23.2+	– Consent of Deloitte & Touche LLP.

23.3*	– Consent of Netherland, Sewell & Associates, Inc.

23.4*	– Consent of Andrews Kurth LLP.

23.5*	– Consent of Andrews Kurth LLP.

24.1*	– Powers of Attorney (included on the signature page).

+	Filed herewith.
*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, on November 1, 2007.

Constellation Energy Partners LLC

By:	/s/ FELIX J. DAWSON
Felix J. Dawson
Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Felix J. Dawson	Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer) and Manager	November 1, 2007

* Angela A. Minas	Chief Financial Officer (Principal Financial Officer) and Chief Accounting Officer and Treasurer (Principal Accounting Officer)	November 1, 2007

* Richard H. Bachmann	Manager	November 1, 2007

* John R. Collins	Manager	November 1, 2007

* Richard S. Langdon	Manager	November 1, 2007

* John N. Seitz	Manager	November 1, 2007

*By:	/s/ LISA J. MELLENCAMP
Attorney-in-fact

EXHIBIT LIST

Exhibit Number	Description

2.1

–  Purchase and Sale Agreement, dated as of March 8, 2007, between EnergyQuest Resources, L.P., Oklahoma Processing EQR, LLC and Constellation Energy Partners, LLC (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on April 24, 2007).

2.2

–  Purchase and Sale Agreement, dated as of March 8, 2007, between EnergyQuest Resources, L.P., Oklahoma Processing EQR, LLC, Kansas Production EQR, LLC and Kansas Processing EQR, LLC and Constellation Energy Partners LLC (incorporated herein by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on April 24, 2007).

2.3

–  Agreement of Merger dated as of July 12, 2007, among AMVEST Osage, Inc., AMVEST Oil & Gas, Inc. and CEP Mid-Continent LLC, f/k/a CEP Cherokee Basin LLC (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on July 26, 2007).

2.4

–  Purchase and Sale Agreement dated as of August 2, 2007, between Newfield Exploration Mid-Continent Inc. and Constellation Energy Partners LLC (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on September 26, 2007).

2.5

–  Nominee Agreement, dated as of September 21, 2007, by and between Newfield Exploration Mid-Continent Inc. and CEP Mid-Continent LLC (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on September 26, 2007).

3.1

–  Certificate of Formation of Constellation Energy Partners LLC, as amended (incorporated by reference to Exhibit 3.1 to the Annual Report on Form 10-K filed by Constellation Energy Partners LLC on March 12, 2007).

3.2

–  Second Amended and Restated Operating Agreement of Constellation Energy Partners LLC (incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on November 28, 2006).

3.3

–  Amendment No. 1 to Second Amended and Restated Operating Agreement of Constellation Energy Partners LLC (incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on April 24, 2007).

3.4

–  Amendment No. 2 to Second Amended and Restated Operating Agreement of Constellation Energy Partners LLC dated July 25, 2007. (incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on July 26, 2007).

3.5

–  Amendment No. 3 to Second Amended and Restated Operating Agreement of Constellation Energy Partners LLC dated September 21, 2007 (incorporated by reference to Exhibit 3.5 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on September 26, 2007).

4.1

–  Registration Rights Agreement, dated as of April 23, 2007, by and between Constellation Energy Partners LLC and the Purchasers named therein (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on April 24, 2007).

4.2

–  Registration Rights Agreement, dated July 25, 2007, by and between Constellation Energy Partners LLC and the purchasers named therein. (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on July 26, 2007).

4.3

–  Registration Rights Agreement, dated September 21, 2007, by and between Constellation Energy Partners LLC and the purchasers named therein (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on September 26, 2007).

5.1*	– Opinion of Andrews Kurth LLP as to the legality of the securities being registered.

8.1*	– Opinion of Andrews Kurth LLP relating to tax matters.

Exhibit Number	Description

10.1

–  Credit Agreement dated as of October 31, 2006 by and among Constellation Energy Partners LLC, as borrower, The Royal Bank of Scotland plc, as administrative agent, RBS Securities Corporation, as lead manager and sole bookrunner, and the lenders from time to time party thereto (incorporated herein by reference to Exhibit 10.1 to Amendment No. 4 to the Registration Statement on Form S-1 (File No. 333-134995) filed by Constellation Energy Partners LLC on November 2, 2006 (“Amendment No. 4”)).

10.2

–  Form of Management Services Agreement by and between Constellation Energy Partners LLC and Constellation Energy Partners Management, LLC (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on November 28, 2006).

10.3

–  Form of Omnibus Agreement by and among Constellation Energy Partners LLC, Constellation Energy Commodities Group, Inc., Robinson’s Bend II Production, LLC, Robinson’s Bend II Operating, LLC and Robinson’s Bend II Marketing, LLC (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on November 28, 2006).

10.4

–  Net Overriding Royalty Conveyance dated November 22, 1993 but effective as of October 1, 1993, from, pursuant to Part I thereof, Velasco Gas Company, L.P. and Torch Energy Advisors Incorporated and, pursuant to Part II thereof, from Torch Energy Advisors Incorporated to the Torch Energy Royalty Trust (incorporated herein by reference to Exhibit 10.4 to Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-134995) filed by Constellation Energy Partners LLC on September 29, 2006 (“Amendment No. 2”)).

10.5

–  Oil and Gas Purchase Agreement dated October 1, 1993 by and between Torch Energy Marketing, Inc., Torch Royalty Company and Velasco Gas Co. Ltd. (incorporated herein by reference to Exhibit 10.5 to Amendment No. 2).

10.6	– Letter agreement dated June 13, 2005 by and between Robinson’s Bend II Marketing, LLC and Torch Energy TM, Inc. (incorporated herein by reference to Exhibit 10.6 to Amendment No. 2).

10.7

–  International Swap Dealers Association, Inc. Master Agreement and Schedule, dated as of June 16, 2006, between The Royal Bank of Scotland, plc and Constellation Energy Resources LLC (incorporated herein by reference to Exhibit 10.7 to Amendment No. 2).

10.8

–  Confirmation, dated June 28, 2006, effective June 20, 2006, between The Royal Bank of Scotland, plc and Constellation Energy Resources LLC (incorporated herein by reference to Exhibit 10.8 to Amendment No. 2).

10.9

–  Asset Purchase and Sale Agreement dated May 12, 2005 by and between RB Marketing Company LLC, Robinson’s Bend Operating Company LLC and CBM Equity IV, LLC (incorporated herein by reference to Exhibit 10.9 to Amendment No. 2).

10.10

–  Letter agreement dated October 24, 2006 by and between The Investment Company LLC, Constellation Energy Resources LLC and Robinson’s Bend Production II, LLC (incorporated herein by reference to Exhibit 10.10 to Amendment No. 4).

10.11

–  Form of Trademark License Agreement by and between Constellation Energy Group, Inc. and Constellation Energy Partners LLC (incorporated herein by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on November 28, 2006).

10.12

–  Form of Constellation Energy Partners LLC Long-Term Incentive Plan (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on November 20, 2006).

10.13

–  Class E Unit and Common Unit Purchase Agreement, dated as of March 8, 2007, by and among Constellation Energy Partners LLC and the Purchasers named therein (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on April 24, 2007).

Exhibit Number	Description

10.14

–  First Amendment to Credit Agreement, dated as of April 4, 2007, by and among Constellation Energy Partners LLC and the Lenders signatory thereto (incorporated herein by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q filed by Constellation Energy Partners LLC on May 10, 2007).

10.15

–  Class F Unit and Common Unit Purchase Agreement, dated July 12, 2007, by and between Constellation Energy Partners LLC and the purchasers named therein. (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on July 26, 2007).

10.16

–  Common Unit Purchase Agreement, dated August 2, 2007, by and between Constellation Energy Partners LLC and the purchasers named therein (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Constellation Energy Partners LLC on September 26, 2007).

21.1*	– List of subsidiaries of Constellation Energy Partners LLC.

23.1*	– Consent of PricewaterhouseCoopers LLP.

23.2+	– Consent of Deloitte & Touche LLP.

23.3*	– Consent of Netherland, Sewell & Associates, Inc.

23.4*	– Consent of Andrews Kurth LLP.

23.5*	– Consent of Andrews Kurth LLP.

24.1*	– Powers of Attorney (included on the signature page).

+	Filed herewith.
* Previously	filed.